UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 1, 2017

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Hudson Street

New York, New York 10014

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2017 Annual Meeting of Stockholders of WebMD Health Corp. (the “2017 Annual Meeting”), held on June 1, 2017, stockholders of WebMD approved an amendment to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan (the “2005 Plan”) providing for an increase of 575,000 shares in the total number of shares of WebMD Common Stock issuable under the 2005 Plan. To the extent required by Item 5.02 of Form 8-K, the description of the 2005 Plan in “Proposal 4” in the Proxy Statement with respect the 2017 Annual Meeting filed by WebMD with the Securities and Exchange Commission on April 20, 2017 is incorporated by reference into this Item 5.02 pursuant to General Instruction B.3 of Form 8-K. A copy of the 2005 Plan, as amended and restated as of June 1, 2017, is filed as Exhibit 4.1 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2017 Annual Meeting, stockholders of WebMD: (i) elected the three nominated Class III directors; (ii) approved, on an advisory basis, WebMD’s executive compensation; (iii) voted, on an advisory basis, to hold future advisory votes on WebMD’s executive compensation every year; (iv) approved an amendment to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan, as described in Item 5.02 of this Current Report; and (v) ratified the appointment of Ernst & Young LLP as WebMD’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The following voting instructions were submitted by the stockholders:

Proposal 1—To elect as Class III directors for a three-year term:

William J. Marino	— votes FOR	28,844,296
	— votes AGAINST	221,662
	— abstentions	116,063
	— broker non-votes	4,695,951

Kristiina Vuori, M.D.	— votes FOR	28,824,222
	— votes AGAINST	242,067
	— abstentions	115,732
	— broker non-votes	4,695,951

Martin J. Wygod	— votes FOR	27,827,459
	— votes AGAINST	1,220,573
	— abstentions	133,989
	— broker non-votes	4,695,951

Proposal 2—Advisory vote to approve WebMD’s executive compensation (commonly referred to as a Say-on-Pay Vote):

Votes FOR:	28,436,879
Votes AGAINST:	617,182
Abstentions:	127,960
Broker non-votes:	4,695,951

Proposal 3—Advisory vote on the frequency of future Say-on-Pay Votes on WebMD’s executive compensation:

Every 1 Year:	25,946,575
Every 2 Years:	345,758
Every 3 Years:	2,758,422
Abstentions:	131,266
Broker non-votes:	4,695,951

Proposal 4—To ratify and approve an amendment to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan to increase the number of shares of WebMD Common Stock issuable under that Plan by 575,000 shares:

Votes FOR:	27,267,666
Votes AGAINST:	1,792,968
Abstentions:	121,387
Broker non-votes:	4,695,951

Proposal 5—To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to serve as our independent auditor for the fiscal year ending December 31, 2017:

Votes FOR:	33,254,061
Votes AGAINST:	522,628
Abstentions:	101,283
Broker non-votes:	0

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description

4.1	WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan, as amended effective June 1, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: June 2, 2017	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

4.1	WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan, as amended effective June 1, 2017